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                                                                   Exhibit 10.7

                  LEHIGH ACRES FIRST NATIONAL BANCSHARES, INC.

                             SALES AGENCY AGREEMENT


                                                                   June 23, 1999

BERTHEL FISHER FINANCIAL SERVICES, INC.
100 Second Street, N.E.
Cedar Rapids, Iowa  52407-4250

Ladies and Gentlemen:

         This letter sets forth and confirms the terms and conditions of the engagement (the "Agreement") of Berthel Fisher Financial Services, Inc. ("Berthel Fisher") by Lehigh Acres First National Bancshares, Inc. (the "Company") as exclusive selling agent of the Company with respect to the Company's proposed public offering (the "Offering") of its common stock. The Offering will be made pursuant to a registration statement on Form SB-2 (the "Registration Statement"), filed with the Securities and Exchange Commission (the "Commission") and by means of a prospectus (the "Prospectus"), which will be provided to Berthel Fisher.

1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to, and agrees with, Berthel Fisher as follows:

         (a) The Registration Statement and the Prospectus do not and will not contain any untrue statements of material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein are, in the light of the circumstances under which they were made, not misleading.

         (b) The Company is a corporation validly existing and in good standing under the laws of the state of its incorporation; has full corporate and other power and authority under such laws to own its properties and conduct its business as described in the Prospectus; and is duly qualified to do business as a foreign corporation in each other jurisdiction in which it owns or leases properties or conducts it business so as to require qualification and is in good standing in each


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                  such jurisdiction, except where failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, results of operations, affairs or business prospects of the Company.

         (c) The shares of common stock to be issued and sold by the Company hereunder (the "Shares"), when issued and delivered against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and will conform to the description thereof contained in the Prospectus.

         (d) Except as disclosed in the Prospectus or information incorporated therein by reference, there are no (i) outstanding securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations (iii) obligations of the Company to issue any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

         (e) The Company has the full legal right, power and authority to enter into and perform this Agreement and sell and deliver the Shares as provided herein, and this Agreement has been duly authorized by its Board of Directors and duly executed and delivered on behalf of the Company.

         (f) Other than filings with, and any necessary registrations, qualifications or exemptions from the Commission and applicable state securities and "blue sky" authorities, no consent, approval, authorization or order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Shares or for the consummation of the other transactions contemplated by this Agreement.

         (g) Except as provided in Section 2, there are no contracts, agreements or understanding between the Company and any person which would give rise to a valid claim against the Company for a brokerage commission, finder's fee or other like payment in connection with the offering of the Shares, other than compensation due and payable to Berthel Fisher.

         (h) No action, suit or proceeding at law or in equity is pending or, to the Company's knowledge, threatened to which the Company is a party, and no proceedings are pending or, to the Company's knowledge, threatened against or affecting the Company before or by any governmental official, commission,





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                  board or other administrative agency, (other than in
                  connection with required regulatory approvals) wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the condition, financial or otherwise, results of operations, affairs or business prospects of the Company.

         (i) The Company has such permits, licenses, franchises, and governmental and regulatory authorizations ("permits") as are necessary to own its properties and conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, and except where the failure to have such permits would not have a material adverse effect on the consummation of this Agreement or the condition, financial or otherwise, results of operations, affairs, or business prospects of the Company.

         (j) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         (k)      The Company agrees as follows:

                  (i) The Company will notify Berthel Fisher immediately, and confirm such notice in writing, of the receipt of any comments from any state securities commission or regulatory authority that relate to the Prospectus or any amendment thereto or requests by any state securities commission or regulatory authority for amendments to the Prospectus or amendments or supplements to the Prospectus or for additional information;

                  (ii) The Company will use the net proceeds from the sale of the Shares received by it in the manner specified in the Prospectus under the caption "Use of Proceeds."

                  (iii) The Company will supply Berthel Fisher with such number of Prospectuses as Berthel Fisher shall reasonably request.

                  (iv) For three years from the date of this Agreement, the Company will furnish to Berthel Fisher copies of all reports and communications (financial or otherwise) furnished by the Company to its stockholders, copies of all reports or financial statements filed with the regulatory




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                           agencies as soon as such are available, and such
                           other publicly available documents, reports and information concerning the business and financial condition of the Company as Berthel Fisher may reasonably request.

         (l) The Registration Statement, the Prospectus and all other documents previously filed or filed after the date hereof with the Commission conform and will conform with all of the requirements of the Securities Act of 1933 (the "Act") in all material respects.

         (m) The Company has obtained a CUSIP number for its common stock and the Company has used its reasonable best efforts to qualify the Shares for offering in every state reasonably designated by Berthel Fisher. The materials previously filed or filed after the date hereof with any state do not and will not contain any untrue statements of material fact nor are there or will there be any omissions of material facts required to be stated therein or that are necessary to make the statements therein not misleading.

         (n) With respect to the offer to sell, sale, offer to purchase or purchase of any of its securities, the Company has not made any intentional or reckless violations of the anti-fraud provisions of the federal securities laws, rules or regulations promulgated thereunder or the laws, rules or regulations of any jurisdiction wherein such securities transactions or solicitations occurred.

         (o) During the period of the offering of the Shares and for one year from the date the Commission declares the Registration Statement to be effective ("Effective Date"), the Company will not sell any securities (except any shares issued upon the exercise of (i) warrants issued pursuant to the warrant agreements with our organizers to purchase one share of common stock at $10.00 per share for each share purchased in the offering, (ii) options issued pursuant to the stock option plan which the Company anticipates adopting for up to 15% of its shares outstanding after the offering, or (iii) options or warrants outstanding on the Effective Date) without Berthel Fisher's prior written consent, which will not be unreasonably withheld.

         (p) Other than as disclosed in the Prospectus, the Company has no subsidiaries nor contemplates acquiring subsidiaries or engaging in mergers with or the acquisition of any companies.

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         (q)      The financial statements, together with related schedules and notes, included in the Registration Statement and Prospectus present fairly the financial condition of the Company and are reported upon by independent public accountants according to generally accepted accounting principles and as required by the rules and regulations of the Commission.

         (r) Except as disclosed in the Registration Statement and the Prospectus, the Company does not have any contingent liabilities, obligations, or claims nor has it received threats of claims or regulatory action. Further, except as disclosed in the Registration Statement and the Prospectus, subsequent to the date information is given in the Registration Statement and definitive Prospectus, and prior to the close of the offering: (a) there shall not be any material adverse change in the management or condition, financial or otherwise, of the Company or in its business taken as a whole;
                  (b) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business; (c) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Registration Statement and the Prospectus; (d) there shall not have been nor will there be any change in the capital or long term debt (except current payments) of the Company; and (e) the Company has not and will not have paid or declared any dividends or other distributions on its common shares.

         (s) The Company's securities, however characterized, are not subject to preemptive rights.

         (t) The Company is eligible to use Form SB-2 for the offering of the Shares.

         (u) The Company and its affiliates are not currently offering any securities nor has the Company or its affiliates offered or sold any securities except as described in the Registration Statement.

         (v) The Company will not file any amendment or supplement to the Registration Statement, Prospectus, or exhibits if Berthel Fisher and its counsel have not been previously furnished a copy, or if Berthel Fisher or its counsel have objected in writing to the filing of the amendment or supplement.

         (w) The Company has filed all tax returns required to be filed and is not in default in the payment of any taxes which have become due pursuant to any law or any assessment.


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         (x)      The Company has marketable title to all properties including intellectual properties described in the Registration Statement or Prospectus as owned by it. The properties are free and clear of all liens, charges, encumbrances, or restrictions, however characterized, except as described in the Registration Statement or Prospectus. All of the contracts, leases, subleases, patents, copyrights, licenses and agreements, however characterized, under which the Company holds its properties as described in the Registration Statement or Prospectus are in full force and effect. The Company is not in default under any of the material terms or provisions of any contracts, leases, subleases, patents, copyrights, licenses or agreements under which the Company holds its properties. There are no known claims against the Company concerning the Company's rights under the leases, subleases, patents, copyrights, licenses and agreements and concerning its right to continued possession of its properties.

         (y) All original documents and other information relating to the Company's affairs have and will continue to be made available upon request to Berthel Fisher and to its counsel at Berthel Fisher's office or at the office of Berthel Fisher's counsel and copies of any such documents will be furnished upon request to Berthel Fisher and to its counsel. Included within the documents made available have been at least the Articles of Incorporation and any Amendments, Minutes of all of the meetings of the Incorporators, Directors and Shareholders, all financial statements and copies of all contracts, leases, patents, copyrights, licenses or agreements to which the Company is a party or in which the Company has an interest.

         (z) The Company has appointed ___________________ as the Company's transfer agent. The Company will continue to retain a transfer agent reasonably satisfactory to Berthel Fisher for so long as the Company is subject to the reporting requirements under
                  Section 12(g) or Section 15(d) of the Securities Exchange Act of 1934. The Company will make arrangements to have available at the office of the transfer agent sufficient quantities of the Company's common stock certificates as may be needed for the quick and efficient transfer of the Shares.

         (aa) The Company is not in material default under any of the contracts, leases, licenses or agreements to which it is a party. The proposed offering of the Shares will not cause the Company to become in material default under any of its contracts, leases, subleases, patents, copyrights, licenses or agreements nor will it create a conflict between the Company and any of the contracting parties to the contracts, leases and other agreements. Further, the Company is not in material default in the performance of the any obligation, agreement or



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                  condition contained in any debenture, note or other evidence of indebtedness or any indenture or loan agreement of the Company. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the material terms, conditions or provisions of, or constitute a material default under, the Articles of Incorporation or Bylaws of the Company, as amended, or any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act, under the Blue Sky or securities laws of any state or jurisdiction, or the rules of the NASD, or except as has already been obtained, or must be obtained, from the Company's, and its proposed national bank subsidiary's, banking regulators

         (bb) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or its rules and regulations which have not been so filed. Each contract to which the Company is a party has been duly and validly executed, and is in full force and effect in all material respects in accordance with its respective terms, and no contracts have been assigned by the Company, except as disclosed in the Registration Statement and Prospectus. The Company knows of no present situation, condition or fact which would prevent compliance with the terms of such contracts. Except for amendments or modifications of contracts in the ordinary course of business and except as disclosed in the Registration Statement and Prospectus, the Company has no intention of exercising any right which would cancel any of its obligations under any contract, and has no knowledge that any other party to any contract, in which the Company has an interest, has any intention not to render full performance under such contract.

         (cc) Except as contemplated in accordance with Section 2, the Company has not made any representation, whether oral or in writing, to anyone, whether an existing shareholder or not, that any of the Shares will be reserved for or directed to them during the proposed public offering.

         (dd) None of the executive officers or directors of the Company has ever (i) been convicted of a criminal felony or misdemeanor, other than a traffic violation; (ii) been sanctioned or disciplined by any professional body or association;(iii) been



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                  sanctioned or disciplined by any regulatory body or authority;
                  or (iv) filed a petition under federal bankruptcy laws.

         2. EMPLOYMENT OF BERTHEL FISHER. In reliance upon the representations and warranties and subject to the terms and conditions of this
Agreement:

         (a) The Company employs Berthel Fisher as its exclusive agent to sell for the Company's account, as many of the Shares as the Company shall allot, but in no case less than 600,000 shares or more than 1,000,000 shares, on a cash basis only, at a price of $10.00 per Share. Berthel Fisher agrees to use its best efforts, as agent for the Company, to sell the Shares subject to the terms and conditions set forth in this Agreement. It is understood between the parties that there is no firm commitment by Berthel Fisher to purchase any or all of the Shares.

         (b) The obligation of Berthel Fisher to offer the Shares is subject to receipt by it of advice from the Commission that the Registration Statement is effective, is subject to the Shares being qualified for offering under applicable laws in the states as may be reasonably designated by Berthel Fisher, is subject to the absence of any prohibitory action by any governmental body, agency or official, and is subject to the terms and conditions contained in this Agreement and in the Registration Statement covering the offering to which this Agreement relates.

         (c) The Company and Berthel Fisher agree that unless 600,000 of the Shares to be offered are sold within _______ (____) days after the Effective Date (which period may be extended for any additional period not to exceed _________ (____) days by mutual agreement between the Company and Berthel Fisher), the agency between the Company and Berthel Fisher will terminate. If the agency between the Company and Berthel Fisher terminates, the full proceeds which have been paid for the Shares shall be returned to the purchasers. Prior to the sale of all of the Shares to be offered, all proceeds received from the sale of the Shares will be deposited in an escrow account entitled _________________________* with
                  _____________________*(the "Escrow Agent").

         (d) The Company, Berthel Fisher and _________________*, the Escrow Agent, will, prior to the beginning of the offering of the Shares, enter into a fund escrow agreement in form satisfactory to the parties. The parties mutually agree to faithfully perform their obligations under the fund escrow agreement. Berthel Fisher will promptly deliver the funds into the escrow account in accordance with Rule 15(c)2-4 of the Securities Exchange Act of 1934 and the rules and regulations of the National Association of Securities Dealers.



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         (e)      Berthel Fisher shall have the right to associate with other underwriters and dealers as it may determine and shall have the right to grant to such persons such concessions out of the commission to be received by Berthel Fisher as Berthel Fisher may determine, under and pursuant to a Soliciting Dealer Agreement in the form filed as an exhibit to the Registration Statement.

         (f) In exchange for the services of Berthel Fisher pursuant to this Agreement, the Company agrees to pay Berthel Fisher a commission on all Shares sold in the Offering based on the following: (i) no commission on shares sold in the Offering to our organizers; (ii) $.50 per share on shares sold to investors who are (a) residents of the City of Lehigh Acres or
                  (b) whose names are provided to the Berthel Fisher by our organizers; provided, however, that the $.50 per share commission will not apply to shares sold by selected dealers of Berthel Fisher, but instead commissions shall be payable on such sales pursuant to Section 2(f)(iii); and (iii) $.80 per share commission on all other shares sold to the public, including any shares sold by selected dealers of the Berthel Fisher. The selling commission shall be payable at such time as the subscription Shares sold by Berthel Fisher as selling agent are accepted by and payment in full is received therefor by the Company and the funds are released from escrow.

         3. EXPENSES OF BERTHEL FISHER.

         (a) The Company shall pay Bertel Fisher a monthly expense allowance of $5,000 starting on the effective date of the offering and every 30 days thereafter. The monthly expense allowance shall be limited to four months or $20,000 and shall be deducted from the commission at closing, minus actual out-of-pocket expenses.

         (b) Berthel Fisher agrees that out of its nonaccountable expense allowance Berthel Fisher will pay all costs incurred or to be incurred by Berthel Fisher or by its personnel in connection with the offering of the Shares, except those to be paid by the Company as described in Section 4 hereof.

         4. EXPENSES OF THE COMPANY. The Company agrees that it will pay the following fees and expenses:

         (a) All fees and expenses of its legal counsel who will be engaged to prepare certain information, documents and papers for filing with the Commission and with state or local securities authorities.



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         (b)      All fees and expenses of its accountants incurred in
                  connection with the offering of the Shares and the preparation of all documents and filings made as part of the offering;

         (c)      All costs in issuing and delivering the Shares;

         (d) All costs of printing and delivering to Berthel Fisher and dealers as many copies of the Registration Statement and amendments, preliminary Prospectuses and definitive Prospectuses as reasonably requested by Berthel Fisher;

         (e) All of the Company's mailing, telephone, travel, clerical and other office costs incurred or to be incurred in connection with the offering of the Shares;

         (f) All fees and costs which may be imposed by the Commission, the various state or local securities authorities and the NASD for review of the offering of the Shares;

         (g) All other expenses incurred by the Company in performance of its obligations under this Agreement.

         5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BERTHEL FISHER. All obligations of Berthel Fisher under this Agreement are subject to the following conditions precedent:

         (a) Counsel for Berthel Fisher shall have completed a review of the form and content of the Registration Statement and Prospectus, of the organization and present legal status of the Company, and of the legality and validity of the authorization and issuance of the issued and outstanding stock of the Company and of the Shares.

         (b) The Company shall have performed all of its obligations under this Agreement. All of the statements, representations and warranties contained in this Agreement shall be complete and true.

         (c) From the date of this Agreement until the completion of the offering, no material adverse changes shall have occurred in the business, properties and assets of the Company other than changes occurring in the ordinary course of business.

         (d) From the date of this Agreement until the completion of the offering, no claims or litigation shall have been instituted or threatened against the Company for substantial amounts or which would materially adversely affect the Company, its business or its property and no reasonable basis exists for such claims or threats.



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                  Further, no proceeding shall have been instituted or
                  threatened against the Company before any regulatory body wherein an unfavorable ruling would have a material adverse effect on the Company.

         (e) From the date of this Agreement until the completion of the offering of the Shares, no material adverse change shall have occurred in the operation, financial condition, management or credit of the Company or in any conditions affecting the prospects of its business.

         (f) From the date of this Agreement until the completion of the offering, the Company shall not have sustained any loss on account of fire, flood, accident or calamity of such character as materially adversely affects its business or property, regardless of whether or not the loss has been insured.

         (g) Berthel Fisher shall have received from the independent public accountants for the company two letters addressed to Berthel Fisher, one dated the Effective Date and one dated the date of the release of the funds from the Escrow Account to the Company, to the effect that:

                  (i) With respect to the Company they are independent public accountants within the meaning of the Act and the published rules and regulations.

                  (ii) In their opinion, the financial statements and supporting schedules and notes examined by them of the Company at all dates and for all periods referred to in their opinion included in the definitive Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations.

                  (i) Upon the basis of a reading of the related available interim financial statements and the financial data and accounting records of the Company, inquiries of officers of the Company responsible for financial and accounting matters, a reading of the minute books of the Company and other specified procedures and inquiries satisfactory to Berthel Fisher, if any, nothing has come to their attention which causes them to believe that during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than five (5) days prior to the date of such letter (a) there has been any change in the capital shares or other securities of the Company or any payment or declaration of any dividend or other distribution in respect thereof or exchange therefor from that shown in its audited balance sheets or in the debt of the Company from that shown or contemplated under "Capitalization" in the Registration Statement or definitive Prospectus



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                           (other than as set forth in or contemplated by the
                           Registration Statement or definitive Prospectus); (b) there have been any material decreases in net current assets or net assets as compared with amounts shown in the last audited balance sheet included in the definitive Prospectus (other than in the ordinary course of business), except in all instances the changes disclosed in or contemplated by the Registration Statement and definitive Prospectus; and
                           (c) on the basis of their examinations referred to in their opinion, report, and consent included in the Registration Statement and definitive Prospectus and the indicated procedures and discussions referred to above, nothing has come to their attention which, in their judgment, would cause them to believe or indicate that the financial statements and schedules set forth in the Registration Statement and definitive Prospectus do not present fairly the financial position and results of operations of the Company, for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis, and are not in all material respects a fair presentation of the information purported to be shown.

         (h) On the date of the release of the funds in the Escrow Account to the Company, Berthel Fisher shall have received from the president of the Company and the treasurer of the Company certificates dated as of such date, in form satisfactory to Berthel Fisher to the effect that:

                  (i) The representations and warranties of the Company contained in Section 1 of this Agreement are complete and true.

                  (ii) All of the conditions precedent in Sections 5(b)-5(f) of this Agreement have been performed and the representations of these conditions precedent are true.

                  (iii) No stop order or other proceedings have been instituted or threatened by the Commission or any state authority which would adversely affect the offering of the Shares.

                  (iv) This Agreement has been duly authorized and executed and constitutes a valid agreement of the Company.

                  (v) The respective signers have each carefully examined the Registration Statement and definitive Prospectus and any amendments and supplements, and to the best of their knowledge the Registration Statement and definitive Prospectus and any amendments and supplements contain all statements required to be stated therein. All



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                           statements contained therein are true and correct,
                           neither the Registration Statement, definitive Prospectus or any amendment, supplement or sticker thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Since the Effective Date of the Registration Statement, there has occurred no event required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth.

         (i) On the date the funds in the Escrow Account are released to the Company, Berthel Fisher shall have received a written opinion from the Company's counsel stating that:

                  (i) The Company has filed a Registration Statement on Form SB-2 relating to the Shares with the Commission pursuant to the Act, the Registration Statement has become effective under the Act and the Registration Statement, Prospectus and all other documents filed with the Commission comply as to form with all requirements of the Act in all material respects (except for the financial statements and other financial data included therein, as to which counsel need express no opinion).

                  (ii) Counsel is unaware of any contracts or other documents required to be described in the Registration Statement or in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  (iii) Counsel is unaware of any contracts or documents that have not been disclosed in the Prospectus that are material to the representations in the Prospectus and that would require disclosure in order to make statements made not misleading.

                  (iv) To the knowledge of counsel, the Company is not in default of any material contracts to which it is a party and the proposed offering of Shares will not cause the Company to become in default of any of its material contracts, nor will it create a conflict between the Company and any of the contracting parties to the material contracts.

                  (v) This Agreement has been duly authorized and executed by the Company and constitutes a valid agreement of the Company except that no opinion need be expressed as to the validity of the indemnification provisions insofar as they are or may be held to be violative of public policy (under either state or federal law), the availability of specific performance or other equitable remedies, the effects of bankruptcy, insolvency, moratorium and all other similar laws and decisions affecting the rights of creditors generally and as to whether or not this Agreement may be an illusory contract.

                  (v) To the knowledge of counsel, no claim or litigation has been instituted or threatened against the Company.

                  (vi) To the knowledge of counsel, no stop order or other proceedings have been instituted or threatened by the Commission or any state or local authority which would adversely affect the offering of the Shares.

                  (viii) To the knowledge of counsel, the Company possesses adequate licenses, certificates, authorizations or permits issued by the appropriate federal, state and local regulatory authorities necessary to conduct its business as described in the Registration Statement and to retain possession of its properties. Counsel is unaware of any notice of any proceeding relating to the revocation or modification of any of these certificates or permits having been received by the Company.

                  (ix) To the knowledge of counsel, neither the Company nor its affiliates is currently offering any securities for sale except as described in the Registration Statement.

                  (vii) No preemptive rights exist with respect to the Company's securities.

                  (viii) Counsel is unaware of any subsidiaries of the Company other than as described in the Registration Statement.

                  (ixii) Counsel has participated in the preparation of the Registration Statement and Prospectus and no facts have come to the attention of such counsel to lead counsel to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (xiii) The Company has an authorized capitalization as described in the Registration Statement, and there are no outstanding options, warrants or other rights to purchase shares of the Company's common stock known to counsel other than as described in the Registration Statement.

                  (xiv) The Company has been incorporated and is a validly existing corporation under the laws of the state of Florida and has full corporate power and authority under such laws to own its properties and to conduct its business as described in the Registration Statement. To the best of counsel's knowledge, the Company is qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business activities requires such qualification except where failure to so qualify would not have a material adverse effect upon the business or financial condition of the Company.

                  (xv) The Company's shares of common stock that are issued and outstanding are fully paid and nonassessable and the Shares when issued and paid for in accordance with their terms will be fully paid and non-assessable. The Shares conform to the description thereof contained in the Registration Statement. The Company has authorized the issuance of the Shares and has full power and authority to issue and sell the Shares on the terms and conditions herein set forth.

         6. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company agrees to indemnify and hold harmless Berthel Fisher and each person, if any, who controls Berthel Fisher within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), against any and all losses, claims, damages, liabilities and expenses (including reasonable cost of investigation and counsel's fees) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any breach of this Agreement except insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made by any means by Berthel Fisher or its agents, directors or employees in connection with the offer and sale of the Shares. The foregoing indemnity shall not, with respect to untrue statements or omissions in the Prospectus inure to the benefit of Berthel Fisher or any affiliate or person who controls Berthel Fisher, from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Shares that are the subject hereof, if such person was not sent or given a copy of the Prospectus (as amended or supplemented).

         (b) If any action or claim shall be brought or asserted against Berthel Fisher or any person controlling Berthel Fisher in respect of which indemnity may be sought from the Company, Berthel Fisher or such controlling person shall promptly notify the Company in writing, enclosing copies of all papers served on or delivered to such party, and the Company shall assume the defense thereof, including the employment of a single law firm to act as counsel for all parties identified hereunder, and the payment of all expenses. The failure to notify an indemnifying party shall not relieve the indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result of such failure. Berthel Fisher or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the sole expense of Berthel Fisher or such controlling person unless (i) the employment thereof has been specifically authorized in advance by the Company in writing, (ii) the Company failed to assume the defense and employ counsel as described above, or (iii) the named parties to any such action (including any impleaded parties) include both Berthel Fisher or such controlling person and the Company, and Berthel Fisher or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company (in which case, if Berthel Fisher or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action on behalf of Berthel Fisher or such controlling person). No indemnified party shall settle, compromise or consent to the entry of any judgment with respect to any litigation, any investigation or proceeding by any governmental agency or body, commenced or threatened, or claim whatsoever in respect of which indemnification or contribution can be sought under this Section 6(whether or not the indemnified parties are actual or potential parties), unless the indemnified party gives prior written notification to the indemnifying party and such settlement, compromise or consent does not include any statement or admission of fault, culpability or failure to act on behalf of, or with respect to, any indemnified party.

         (c) Berthel Fisher agrees individually, and not jointly with any other selling agent for the Shares, to indemnify and hold harmless the Company and its respective directors and each person, if any who controls the Company within the meaning of
                  Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934 against, any and all loss, liability, claim, damage and expenses described in the indemnity contained in subsection (a) of this Section 6 but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Prospectus (as amended or supplemental) based upon information furnished to the Company by Berthel Fisher, in writing.

         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Berthel Fisher on the other from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of Berthel Fisher on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Berthel Fisher on the other shall be deemed to be in the same proportion as the total net proceeds received by the Company from the Shares sold by Berthel Fisher in the Offering (before deducting expenses), and the total selling commission received by Berthel Fisher. The relative fault of the Company on the one hand and of Berthel Fisher on the other shall be determined by references to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, or by Berthel Fisher and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company on the one hand and Berthel Fisher on the other agree that it would not be just and equitable if contribution be made pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by, an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 6, Berthel Fisher shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it exceeds the amount of any damages that Berthel Fisher has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1993 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. TERMINATION.

         (a) This Agreement may be terminated by Berthel Fisher by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by Berthel Fisher in writing.

         (b) This Agreement may be terminated by Berthel Fisher by notice to the Company if Berthel Fisher believes in its sole judgment that any adverse changes have occurred in the management of the Company, that material adverse changes have occurred in the financial condition or obligations of the Company or if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as, in the sole judgment of Berthel Fisher, may interfere materially with the conduct of the Company's business and operations regardless of whether or not such loss shall have been insured.

         (c) This Agreement may be terminated by Berthel Fisher by notice to the Company at any time if, in the sole judgment of Berthel Fisher, completion of the sale of the Shares is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon the trading in securities generally, or trading in securities generally on the over-the-counter bulletin board shall have been suspended, or a general moratorium shall have been established by federal or state authorities, or (ii) a war or other national calamity shall have occurred, or (iii) substantial and material changes in the condition of the market (either generally or with reference to the sale of the Shares to be offered hereby) beyond normal fluctuations are such that it would be undesirable, impracticable or inadvisable in the sole judgment of Berthel Fisher to proceed with this Agreement or with the public offering or (iv) of any matter materially adversely affecting the Company.

         (d) In the event any action or proceeding shall be instituted or threatened against Berthel Fisher, either in any court of competent jurisdiction, before the Commission or any state securities commission concerning its activities as a broker or dealer that would prevent Berthel Fisher from acting as such, at any time prior to the effective date hereunder, or in any court pursuant to any federal, state, local or municipal statute, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of Berthel Fisher's assets or if Berthel Fisher makes an assignment for the benefit of creditors, the Company shall have the right on three days' written notice to Berthel Fisher to terminate this Agreement without any liability to Berthel Fisher of any kind except for the payment of expenses as specifically provided herein.

         (e) Any termination of this Agreement pursuant to this Section 7 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that in such event (i) Berthel Fisher shall provide the Company with a statement of its accountable expenses, which shall include but are not limited to, Berthel Fisher's counsel fees, consultants' fees, entertainment expenses, travel expenses, postage expenses, office costs, advertising costs, clerical costs, due diligence meeting expenses, duplication expenses, long-distance telephone expenses, and general and administrative expenses incurred in connection with the proposed offering and (ii) if such accountable expenses are more than the amount of the nonaccountable expense payments the Company has made to

                  Berthel Fisher, Berthel Fisher shall bear such excess or if such accountable expenses are less than the amount of the nonaccountable expense payments Berthel Fisher has received from the Company, Berthel Fisher shall return the difference to the Company.

         8. REPRESENTATION, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

                  The representations, warranties, indemnities, agreements and other statements of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Berthel Fisher or the Company or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         9. GOVERNING LAW; ASSIGNMENTS.

                  This Agreement shall be governed by the laws of the State of Florida. Neither party may assign this Agreement without the prior written consent of the other party.

         10. COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement. Signatures sent by facsimile shall have the same effect as if manually signed copies had been delivered, and shall be binding upon the parties.

         11. NO PERSONAL LIABILITY.

                  In no event shall any officer or director of the Company have any personal liability to Berthel Fisher or to any other person under this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company and Berthel Fisher.

                                    Very truly yours,

                                    Lehigh Acres First National Bank
                                    (In Organization)


                                    By:
                                       -----------------------------------------
                                            Lloyd J. Weber, President


CONFIRMED AND ACCEPTED,


Berthel Fisher & Co.

By:
   -----------------------------
Name:
Title: